Exhibit 1

                      KeySpan Gas East Corporation
                       Medium-Term Notes, Series A
                Due Nine Months or More From Date of Issue

             Guaranteed as to Payment of Principal, Premium
                    (if any) and Interest (if any) by
                           KeySpan Corporation

                          DISTRIBUTION AGREEMENT


                                                          January -, 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
World Financial Center
North Tower, 10th Floor
New York, New York  10281-1310

CHASE SECURITIES INC.
270 Park Avenue
8th Floor
New York, New York 10017

J.P. MORGAN SECURITIES INC.
60 Wall Street
New York, New York  10260

Dear Sirs:

          KeySpan Gas East Corporation, a New York corporation doing business as Brooklyn Union of Long Island (the "Company"), and KeySpan Corporation, a New York corporation doing business as KeySpan Energy (the "Guarantor"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc. and J.P. Morgan Securities Inc. (each, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series A, Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of December 1, 1999, as amended or modified from time to time (the "Indenture"), between the Company, the Guarantor and The Chase Manhattan Bank, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $600,000,000 aggregate initial offering price of Notes (or its equivalent, based upon the exchange rate on the applicable trade date in such foreign currencies or currency units as the Company shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

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          The Notes will be guaranteed as to principal (and premium, if any), interest, if any, and additional amounts, if any, by the Guarantor pursuant to the guarantee set forth in the Indenture, which will be endorsed on each Note authenticated and delivered pursuant to the Indenture (the "Guarantee" and, collectively, the "Guarantees").

          This Agreement provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

          The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-92003) and pre-effective amendment no. 1 thereto for the registration of debt securities, including the Notes, and the Guarantees with respect to such debt securities, including the Guarantees with respect to the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accor-dance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company and the Guarantor have filed such post-effective amendments thereto as may be required prior to the Company's acceptance of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to the offering of Notes), in the form first furnished to the applicable Agents for use in confirming sales of Notes, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to any acceptance by the Company of an offer for the purchase of Notes; provided, further, that if the Company and the Guarantor file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Company and the Guarantor after the registration statement became effective and before any acceptance by the Company of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be

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deemed to include any copy filed with the Commission pursuant to its
Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "disclosed", "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

          SECTION 1.      Appointment as Agent.

          (a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold exclusively to or through the Agents. The Company agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes.

          (b) Sale of Notes. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

          (c) Purchases as Principal. The Agents shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

          (d) Solicitations as Agent. If agreed upon between an Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a

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breach of its agreement contained herein.  The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company.
Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

          (e) Reliance. The Company, the Guarantor and the Agents agree that any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company and the Guarantor contained herein and on the terms and conditions and in the manner provided herein.

          SECTION 2.      Representations and Warranties.

          (a) The Company and the Guarantor represent and warrant to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as prin-cipal is referred to herein as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a "Representation Date"), as follows:

          (i) Due Incorporation, Good Standing and Due Qualification of the Guarantor. The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated in the Prospectus; the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or of the Guarantor and its subsidiaries considered as one enterprise (a "Material Adverse Effect"); all of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and are validly issued, fully paid and non-assessable;

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     and none of the outstanding shares of capital stock of the
     Guarantor were issued in violation of preemptive or other similar rights of any securityholder of the Guarantor.

         (ii) Due Incorporation, Good Standing and Due Qualification of Significant Subsidiaries. Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) of the Guarantor, including the Company (each, a "Significant Subsidiary") has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and, in the case of the Company, to enter into this Agreement and consummate the transactions contemplated in the Prospectus. Each Significant Subsidiary is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary. The Company does not have any subsidiaries.

        (iii) Registration Statement and Prospectus. The Company and the Guarantor meet the requirements for use of Form S-3 under the 1933 Act; the Registration Statement (or any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendment thereto (including the filing of the Guarantor's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the require-ments of the 1933 Act and the 1933 Act Regulations and the 1939 Act

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     and the rules and regulations of the Commission under the 1939 Act
     (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to the applicable Agents for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by the Agents expressly for use in the Registration Statement or the Prospectus.

         (iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (v) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (vi) Financial Statements. The consolidated financial statements of the Guarantor included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Guarantor and its subsidiaries, or such other entity, as the

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     case may be, at the dates indicated and the consolidated statement of operations, stockholders' equity and cash flows of the Guarantor and its subsidiaries, or such other entity, as the case may be, for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein; the selected financial data and the summary financial information, if any, included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and any pro forma consolidated financial statements of the Guarantor and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (vii) No Material Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a Material Adverse Effect and (2) there have been no transactions entered into by the Company or the Guarantor or any of its other subsidiaries, other than those in the ordinary course of business, which are material with respect to the Guarantor and its subsidiaries considered as one enterprise.

       (viii) Authorization, etc. of this Agreement, the Indenture, the Notes and the Guarantees.

               (A) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

               (B) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and will be a valid and legally binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that

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     are payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

               (C) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Indenture.

               (D) The Guarantees have been duly authorized by the Guarantor and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Guarantees will constitute valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Guarantees will be substantially in a form previously certified to the Agents and contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Guarantees.


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         (ix)  Descriptions of the Indenture, the Notes and the
     Guarantees. The Indenture, the Notes and the Guarantees conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and are substantially in the form filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

          (x) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xi) Absence of Defaults and Conflicts. Neither the Company nor the Guarantor or any of its other subsidiaries is in violation of the provisions of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the Guarantor or any of its other subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of the Company or the Guarantor or any of its other subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantor in connection with the transactions contemplated by the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of proceeds therefrom as described in the Prospectus) and the compliance by the Company and the Guarantor with their respective obligations hereunder and under the Indenture, the Notes, the Guarantees and such other agreements or instruments have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Guarantor or any of its other subsidiaries (a "Repayment Event") under, or result in the creation or imposition of any lien, charge or encum-brance upon any assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Guarantor or any of its other subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the

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     Guarantor or any of its other subsidiaries or any of their assets, properties or operations.

        (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company or the Guarantor threatened, against or affecting the Company or the Guarantor or any of its other subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the performance by the Company or the Guarantor of its respective obligations under this Agreement, the Indenture, the Notes and the Guarantees or the consummation of the transactions contemplated in the Prospectus.

       (xiii) Possession of Licenses and Permits. The Company, the Guarantor and each of its other subsidiaries possess such permits, licenses, franchises, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company, the Guarantor and each of its other subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and none of the Company, the Guarantor or any of its other subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

        (xiv) Environmental Laws. Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect,
     (A) none of the Company, the Guarantor or any of its other subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively,

     "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Guarantor and its other subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Guarantor or any of its other subsidiaries and (D) there are no events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Guarantor or any of its other subsidiaries relating to Hazardous Materials or any Environmental Laws.

         (xv) No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company or the Guarantor of this Agreement, the Indenture, the Notes and the Guarantees, as applicable, or for the performance by the Company or the Guarantor of the transactions contemplated in this Agreement, the Indenture or the Prospectus, except an order of the Public Service Commission of the State of New York which has been obtained and is not subject to abrogation and such others as have been previously made, obtained or rendered, as applicable.

        (xvi) Ratings. The Medium-Term Note Program under which the Notes are issued (the "Program"), as well as the Notes, are rated by Moody's Investors Service, Inc. and by Standard & Poor's Ratings Services.

       (xvii) Exemption from Public Utility Holding Company Act. The Guarantor, pursuant to an order of the Commission, is exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except for Section 9(a)(ii) thereof, unless otherwise disclosed in the Registration Statement or the Prospectus.

          (b) Additional Certifications. Any certificate signed by any officer of the Company or the Guarantor or any of its other subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to such Agent or Agents as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

          SECTION 3.      Purchases as Principal; Solicitations as Agent.

          (a) Purchases as Principal. Notes purchased from the Company by the Agents, individually or in a syndicate, as principal shall be purchased in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

          If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

          (A) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

          (B) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

          (b) Solicitations as Agent. On the basis of the represen-tations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

          The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule A here-to.

          (c) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denomi-nations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Agents and the Trustee. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

          (d) Distribution and Delivery of Notes. The Agents represent, warrant and agree that they have not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with their affiliates or with the prior written consent of the Company. In addition,

            (i) except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c) (2) (i) (D) (the "D Rules"),
                    (A) the Agents have not offered or sold, and during the restricted period will not offer or sell, Notes in bearer form to a person who is within the United States or its possessions or to a United States person, and (B) the Agents have not delivered and will not deliver within the United States or its possessions definitive notes in bearer form that are sold during the restricted period;

           (ii) the Agents represent and agree that they have and throughout the restricted period will have in effect procedures reasonably designed to ensure that their employees or agents who are directly engaged in selling Notes in bearer form are aware that such Notes may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

          (iii) if the Agents are United States persons, they represent that they are acquiring the Notes in bearer form for purposes of resale in connection with their original issuance and if they retain Notes in bearer form for their own account, the Agents will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6); and

           (iv) with respect to each affiliate that acquires Notes in bearer form from the Agents, for the purpose of offering or selling such Notes during the restricted period, the Agents either (A) repeat and confirm the representations and agreements contained in clauses
                    (i), (ii) and (iii) on the affiliate's behalf or (B) agree that they will obtain from such affiliate for the Company's benefit the representations and agreements contained in clauses (i), (ii) and (iii).

          Terms used in this paragraph have the meanings given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

          SECTION 4.      Covenants of the Company and the Guarantor.

          The Company and the Guarantor covenant and agree with each Agent as follows:

          (a) Notice of Certain Events. The Company or the Guarantor will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information,
     (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company or of the Guarantor, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing or Use of Amendments. The Company or the Guarantor will give the Agents advance notice of their intention to file or prepare any additional registration statement with respect to the registration of additional Notes and Guarantees, any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such document to which the Agents or counsel for the Agents shall object.

          (c) Delivery of the Registration Statement. The Company or the Guarantor has furnished to each Agent and to counsel for the Agents, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of the Prospectus. The Company will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company and the Guarantor hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company or the Guarantor will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time (or such other time as the Company and the Agents shall agree upon in writing), on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used, or such earlier date as is required by Rule 424(b).

          (f) Revisions of Prospectus -- Material Changes. Except as otherwise provided in subsection (m) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company and the Guarantor, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Company and the Guarantor will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Company will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request. In addition, the Company and the Guarantor will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

          (g) Prospectus Revisions -- Periodic Financial Information. Except as otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Guarantor with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Guarantor shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (h) Prospectus Revisions -- Audited Financial Information. Except as otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Guarantor for the preceding fiscal year, the Guarantor shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (i) Earnings Statements. The Guarantor will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders, and the Company will make generally available to its securityholders, as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (j) Reporting Requirements. The Company and the Guarantor, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

          (k) Restriction on Offers and Sales of Securities. Unless otherwise agreed upon between one or more Agents acting as principal and the Company and the Guarantor, between the date of the agreement by such Agent(s) to purchase the related Notes from the Company and the Settlement Date with respect thereto, neither the Company nor the Guarantor will, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities having substantially similar terms and maturities, of the Company or the Guarantor (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

          (l) Use of Proceeds. The Company will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

          (m) Suspension of Certain Obligations. Neither the Company nor the Guarantor shall be required to comply with the provisions of subsections (f), (g) or (h) of this Section 4, as applicable, during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Company, and (ii) no Agent shall then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Company as principal.

          SECTION 5.      Conditions of Agents' Obligations.

          The obligations of one or more Agents to purchase Notes from the Company as principal and to solicit offers for the purchase of Notes as an agent of the Company, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Company, will be subject to the accuracy on each Representation Date of the representations and warranties on the part of the Company and the Guarantor herein contained or contained in any certificate of an officer of the Company or the Guarantor or any of its other subsidiaries delivered pursuant to the pro-visions hereof, to the performance and observance by the Company and the Guarantor of their covenants and other obligations hereunder, and to the following additional conditions precedent:

          (a) Effectiveness of Registration Statement. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

          (b) Legal Opinions. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

               (1) Opinion of General Counsel or Deputy General Counsel for the Guarantor. The favorable opinion of the General Counsel or Deputy General Counsel of the Guarantor, or such other legal counsel employed by the Guarantor agreed to in writing by the Agents, to the effect set forth in Exhibit B-1 hereto and to such further effect as the Agents may reasonably request.

               (2) Opinion of Counsel for the Company and the Guarantor. The favorable opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Company and the Guarantor, to the effect set forth in Exhibit C hereto.

               (3) Opinion of Counsel for the Agents. The favorable opinion of Simpson Thacher & Bartlett, counsel for the Agents, with respect to the matters set forth in the penultimate paragraph of Exhibit C hereto.

          (c) Officer's Certificates. On the date hereof, there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received (A) a certificate of the President or a Vice President of the Company and of the chief financial officer and chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) there has been no material adverse change as described above, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission, and (B) a certificate of the President or a Vice President of the Guarantor and of the chief financial officer and chief accounting officer of the Guarantor, dated as of the date hereof, to the effect that (i) there has been no material adverse change as described above, (ii) the representations and warranties of the Guarantor herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate,
     (iii) the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

          (d) Comfort Letter of Arthur Andersen LLP. On the date hereof, the Agents shall have received a letter from Arthur
     Andersen LLP, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect set forth in Exhibit D hereto.

          (e) Comfort Letter of Ernst & Young LLP. On the date hereof, the Agents shall have received a letter from Ernst & Young LLP, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect set forth in Exhibit E hereto.

          (f) Additional Documents. On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of the Notes and the issuance of the Guarantees as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes and the issuance of the Guarantees as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company and the Guarantor at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

          SECTION 6. Delivery of and Payment for Notes Sold through an Agent as Agent.

          Delivery of Notes sold through an Agent as an agent of the Company shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

          SECTION 7.      Additional Covenants of the Company and the
                          Guarantor                                  .

          The Company and the Guarantor further covenant and agree with each Agent as follows:

          (a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company and the Guarantor herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agents or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

          (b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, each of the Company and the Guarantor shall furnish or cause to be furnished to the Agents, forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modi-fied as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause
     (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise since the date of the agreement by such Agents to purchase Notes from the Company as principal).

          (c)  Subsequent Delivery of Legal Opinions.  Each time that
     (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal or (iii) the Company sells Notes in a form not previously certified to the Agents by the Company, the Company and the Guarantor shall furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents the written opinion of the General Counsel or the Deputy General Counsel of the Guarantor, or other counsel satisfactory to the Agents, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, to the effect set forth in Exhibit B-2 hereto and to such further effect as the Agents may reasonably request, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supple-mented to the time of delivery of such opinion.

          Each time the Guarantor files its Annual Report on Form 10-K, Simpson Thacher & Bartlett, counsel to the Agents, or such other counsel satisfactory to the Agents shall furnish to the Agents their written opinion, dated the date of such Annual Report, in form and substance satisfactory to the Agents, of the same tenor as the opinion referred to in Section 5(b)(3) hereof but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (d)  Subsequent Delivery of Comfort Letters.  Each time that
     (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Company by one or more Agents as principal) the Company sells Notes to one or more Agents as principal, the Company and the Guarantor shall cause Arthur Andersen LLP forthwith to furnish to the Agents a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter.

          SECTION 8.      Indemnification.

          (a) Indemnification of the Agents. The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Company and the Guarantor; and

          (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by the Agents expressly for use in the

Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of Company, Directors and Officers. Each Agent severally agrees to indemnify and hold harmless the Company and the Guarantor, their respective directors, each of the officers who signed the Registration Statement on behalf of the Company or the Guarantor and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Guarantor by the Agents expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agents and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified parties shall be selected by the Company or the Guarantor. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and

(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

          SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the applicable Agents, on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the applicable Agents, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Guarantor, on the one hand, and the applicable Agents, on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

          The relative fault of the Company and the Guarantor, on the one hand, and the applicable Agents, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the applicable Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Guarantor and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 9, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, in connection with an offering of Notes purchased from the Company by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Company.

          For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Guarantor.

          SECTION 10.     Payment of Expenses.

          The Company and the Guarantor will pay all expenses incident to the performance of their respective obligations under this Agreement, including:

          (a) The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

          (b) The preparation, printing and delivery of this Agreement and the Indenture;

          (c) The preparation, issuance and delivery of the Notes and the Guarantees, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

          (d) The fees and disbursements of the Company's and the Guarantor's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

          (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

          (f) The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

          (g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

          (h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD"); and

          (i) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company and the Guarantor.

          SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Guarantor or any of its other subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any con-trolling person of an Agent, or by or on behalf of the Company or the Guarantor, and shall survive each delivery of and payment for the Notes.

          SECTION 12.     Termination.

          (a) Termination of this Agreement. This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Company as principal) may be terminated for any reason, at any time by the Company, the Guarantor or an Agent, as to itself, upon the giving of 30 days' prior written notice of such termination to the other parties hereto.

          (b) Termination of Agreement to Purchase Notes as Principal. The applicable Agents may terminate any agreement by such Agents to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign currencies or currency units, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agents, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company or the Guarantor has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or
(iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign currency or currency unit in which such Notes are denominated and/or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company or the Guarantor as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agents any facts that would cause such Agents to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

          (c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

          SECTION 13.     Notices.

          Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

     If to the Company:

          KeySpan Gas East Corporation
          One MetroTech Center
          Brooklyn, New York 11201
          Attention:  Treasurer
          Telecopy No.:  (718) 858-7105

     with a copy to the Guarantor.

     If to the Guarantor:

          KeySpan Corporation
          One MetroTech Center
          Brooklyn, New York  11201
          Attention:  General Counsel
          Telecopy No.:  (718) 858-7105

     with a copy to the Company.

     If to the Agents:

          Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
          World Financial Center
          North Tower - 15th Floor
          New York, New York  10281-1315
          Attention:  MTN Product Management
          Telecopy No.:  (212) 449-2234

          Chase Securities Inc.
          270 Park Avenue
          8th Floor
          New York, New York 10017
          Attention:  Medium-Term Note Desk
          Telecopy No.:  (212) 834-6081

          J.P. Morgan Securities Inc.
          60 Wall Street, 5th Floor
          New York, NY  10260
          Attention:  Transaction Execution Group
          Telecopy No.:  (212) 648-5151


or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

          SECTION 14.     Parties.

          This Agreement shall inure to the benefit of and be binding upon the Agents, the Company and the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

          SECTION 15.     GOVERNING LAW; FORUM.

          THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR THE GUARANTOR AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

          SECTION 16.     Effect of Headings.

          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          SECTION 17.     Counterparts.

          This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

          If the foregoing is in accordance with the Agents' under-standing of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents, the Company and the Guarantor in accordance with its terms.

                                    Very truly yours,

                                    KEYSPAN GAS EAST CORPORATION


                                    By: ________________________________
                                        Name:
                                        Title:


                                    KEYSPAN CORPORATION


                                    By: ________________________________
                                        Name:
                                        Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED


By:___________________________________
   Authorized Signatory

CHASE SECURITIES INC.


By:___________________________________
   Authorized Signatory

J.P. MORGAN SECURITIES INC.


By:___________________________________

                                SCHEDULE A

         As compensation for the services of the Agents hereunder, the Company shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                PERCENT OF
MATURITY RANGES                              PRINCIPAL AMOUNT
---------------                              ----------------

From 9 months to less than 1 year                  .125%
From 1 year to less than 18 months                 .150
From 18 months to less than 2 years                .200
From 2 years to less than 3 years                  .250
From 3 years to less than 4 years                  .350
From 4 years to less than 5 years                  .450
From 5 years to less than 6 years                  .500
From 6 years to less than 7 years                  .550
From 7 years to less than 10 years                 .600
From 10 years to less than 15 years                .625
From 15 years to less than 20 years                .700
From 20 years to 30 years                          .750
Greater than 30 years. . . . . . . . . . . . . .   To be negotiated

                                                                EXHIBIT A

                              PRICING TERMS

    Principal Amount: $_______
         (or principal amount of foreign currency or currency unit)

    Interest Rate or Formula:
         If Fixed Rate Note,
                 Interest Rate:
                 Interest Payment Dates:
         If Floating Rate Note,
                 Interest Rate Basis(es):
                               If LIBOR,
                                  - LIBOR Reuters Page:
                                  - LIBOR Telerate Page:
                                  Designated LIBOR Currency:
                               If CMT Rate,
                                  Designated CMT Telerate Page:
                                       If Telerate Page 7051:
                                       If Telerate Page 7052:
                                           - Weekly Average
                                           - Monthly Average
                                   Designated CMT Maturity Index:
                               If Prime Rate,
                                  - Prime Rate-- Major Ban
                                  - Prime Rate-- H.15

                 Index Maturity:
                 Spread and/or Spread Multiplier, if any:
                 Initial Interest Rate, if any:
                 Initial Interest Reset Date:
                 Interest Reset Dates:
                 Interest Payment Dates:
                 Maximum Interest Rate, if any:
                 Minimum Interest Rate, if any:
                 Fixed Rate Commencement Date, if any:
                 Fixed Interest Rate, if any:
                 Day Count Convention:
                 Calculation Agent:

    Regular Record Date:
    Redemption Provisions:
         Initial Redemption Date:
         Initial Redemption Percentage:
         Annual Redemption Percentage Reduction, if any:
    Repayment Provisions:
         Optional Repayment Date(s):

    Original Issue Date:
    Stated Maturity Date:
    Specified Currency:
    Exchange Rate Agent:
    Authorized Denomination:
    Purchase Price: ___%, plus accrued interest, if any, from ________ Price to Public: ___%, plus accrued interest, if any, from _______ Issue Price:
    Settlement Date and Time:
    Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

    Officers' Certificates pursuant to Section 7(b) of the Distribution
    Agreement.
    Legal Opinion pursuant to Section 7(c) of the Distribution
    Agreement.
    Comfort Letter pursuant to Section 7(d) of the Distribution
    Agreement.

                                                              EXHIBIT B-1


                  FORM OF OPINION OF GENERAL COUNSEL OR
                   DEPUTY GENERAL COUNSEL OF GUARANTOR
               TO BE DELIVERED PURSUANT TO SECTION 5(b)(1)


         (1) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

         (2) The Guarantor has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Distribution Agreement and consummate the transactions contemplated in the Prospectus.

         (3) The Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

         (4) All of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and are validly issued, fully paid and non-assessable; and none of the outstanding shares of capital stock of the Guarantor were issued in violation of preemptive or other similar rights of any securityholder of the Guarantor.

         (5) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and are validly issued, fully paid and non-assessable and, to the best of my knowledge, are owned by the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary were issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary. To the best of my knowledge, the Company does not have any subsidiaries.

         (6) The Distribution Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

         (7) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

         (8) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to the Distribution Agreement and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and the Distribution Agreement so as not to violate any applicable law or agreement or instrument then binding on the Company and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable prin-ciples (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes, in the forms certified on the date hereof, are in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

         (9) The Guarantees have been duly authorized by the Guarantor and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Guarantees will constitute valid and legally binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Guarantees, in the forms certified on the date hereof, are in the form contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Guarantees.

         (10) The Indenture, the Notes, and the Guarantees, in the forms certified on the date hereof, conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

         (11) The information in the Prospectus under "Description of Securities" and "Description of Notes" or any caption purporting to cover such matters, the information in the Annual Report on Form 10-K under "Legal Proceedings" and "Business--Regulation and Rate Matters" and the information in the Registration Statement under Item 15, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's or the Guarantor's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

         (12) To the best of my knowledge, none of the Company, or the Guarantor or any of its other subsidiaries is in violation of its charter or by-laws or operating agreement, as the case may be, and no default by the Company or the Guarantor or any of its other subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Agreement and Instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (13) The execution, delivery and performance of the Distribution Agreement, the Indenture, the Notes and the Guarantees and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantor in connection with the transactions contemplated in the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Prospectus) and the compliance by the Company and the Guarantor with their respective obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries pursuant to, any Agreement and Instrument known to me, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Guarantor or any of its other subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Guarantor or any of its other subsidiaries or any of their assets, properties or operations.

         (14) To the best of my knowledge, except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or the Guarantor or any of its other subsidiaries is a party or to which the assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries, the performance by the Company or the Guarantor of its respective obligations under the Distribution Agreement, the Indenture, the Notes or the Guarantees or the consummation of the transactions contemplated in the Prospectus.

         (15) All descriptions in the Prospectus of contracts and other documents to which the Company or the Guarantor or any of its other subsidiaries are a party are accurate in all material respects; and, to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (16) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (17) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

         (18)    The Indenture has been duly qualified under the 1939
Act.

         (19) No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company or the Guarantor of the Distribution Agreement, the Indenture, the Notes and the Guarantees, as applicable, or for the performance by the Company or the Guarantor of the transactions contemplated in the Distribution Agreement, the Indenture or the Prospectus, except such as have been previously made, obtained or rendered, as applicable.

         (20) The Guarantor, pursuant to an order of the Commission, is exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except for Section 9(a)(ii) thereof, unless otherwise disclosed in the Registration Statement or the Prospectus.

                 Nothing has come to my attention that would lead me to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which I make no statement), at the time the Registration Statement or any post-effective amendment thereto became effective or at the date of any agreement of the applicable Agents to purchase Notes from the Company as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering my opinion, I may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Guarantor and public officials.

                                                              EXHIBIT B-2


                  FORM OF OPINION OF GENERAL COUNSEL OR
                   DEPUTY GENERAL COUNSEL OF GUARANTOR
                 TO BE DELIVERED PURSUANT TO SECTION 7(c)


         (1) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

         (2) The Guarantor has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Distribution Agreement and consummate the transactions contemplated in the Prospectus.

         (3) The Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

         (4) All of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and are validly issued, fully paid and non-assessable; and none of the outstanding shares of capital stock of the Guarantor were issued in violation of preemptive or other similar rights of any securityholder of the Guarantor.

         (5) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and are validly issued, fully paid and non-assessable and, to the best of my knowledge, are owned by the Guarantor, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary were issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary. To the best of my knowledge, the Company does not have any subsidiaries.

         (6) The Distribution Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

         (7) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and (assuming due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

         (8) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to the Distribution Agreement and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and the Distribution Agreement so as not to violate any applicable law or agreement or instrument then binding on the Company and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable prin-ciples (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Notes, in the forms certified on the date hereof, are in the form contemplated by, and each registered holder thereof will be entitled to the benefits of, the Indenture.

         (9) The Guarantees have been duly authorized by the Guarantor and, when the Notes are issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, the Guarantees will constitute valid and legally binding obligations of the Guarantor, enforceable against the

Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign currency or currency unit (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Guarantees, in the forms certified on the date hereof, are in the form contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Guarantees.

         (10) The Indenture, the Notes, and the Guarantees, in the forms certified on the date hereof, conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

         (11) The information in the Prospectus under "Description of Securities" and "Description of Notes" or any caption purporting to cover such matters, the information in the Annual Report on Form 10-K under "Legal Proceedings" and "Business--Regulation and Rate Matters" and the information in the Registration Statement under Item 15, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's or the Guarantor's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

         (12) To the best of my knowledge, none of the Company, or the Guarantor or any of its other subsidiaries is in violation of its charter or by-laws or operating agreement, as the case may be, and no default by the Company or the Guarantor or any of its other subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Agreement and Instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (13) The execution, delivery and performance of the Distribution Agreement, the Indenture, the Notes and the Guarantees and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or the Guarantor in connection with the transactions contemplated in the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Prospectus) and the compliance by the Company and the Guarantor with their respective obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries pursuant to, any Agreement and Instrument known to me, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or the Guarantor or any of its other subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Guarantor or any of its other subsidiaries or any of their assets, properties or operations.

         (14) To the best of my knowledge, except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or the Guarantor or any of its other subsidiaries is a party or to which the assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company or the Guarantor or any of its other subsidiaries, the performance by the Company or the Guarantor of its respective obligations under the Distribution Agreement, the Indenture, the Notes or the Guarantees or the consummation of the transactions contemplated in the Prospectus.

         (15) All descriptions in the Prospectus of contracts and other documents to which the Company or the Guarantor or any of its other subsidiaries are a party are accurate in all material respects; and, to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (16) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (17) The Registration Statement has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

         (18) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion is expressed), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (19) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         (20)    The Indenture has been duly qualified under the 1939
Act.

         (21) No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company or the Guarantor of the Distribution Agreement, the Indenture, the Notes and the Guarantees, as applicable, or for the performance by the Company or the Guarantor of the transactions contemplated in the Distribution Agreement, the Indenture or the Prospectus, except such as have been previously made, obtained or rendered, as applicable.

         (22) The Guarantor, pursuant to an order of the Commission, is exempt from all provisions of the Public Utility Holding Company Act of 1935, as amended, except for Section 9(a)(ii) thereof, except as otherwise disclosed in the Registration Statement or Prospectus.

                 Nothing has come to my attention that would lead me to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which I make no statement), at the time the Registration Statement or any post-effective amendment thereto became effective or at the date of any agreement of the applicable Agents to purchase Notes from the Company as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering my opinion, I may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Guarantor and public officials.

                                                                EXHIBIT C

           FORM OF OPINION OF COMPANY'S AND GUARANTOR'S COUNSEL
               TO BE DELIVERED PURSUANT TO SECTION 5(b)(2)

    (1) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion is expressed), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

    (2) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which we make no statement), at the time the Registration Statement or any post-effective amendment thereto became effective or at the date of any agreement of the applicable Agents to purchase Notes from the Company as principal, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering our opinion, we may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, the Guarantor and public officials.

                                                                EXHIBIT D


                   FORM OF ACCOUNTANT'S COMFORT LETTER
                         PURSUANT TO SECTION 5(d)

We are independent public accountants with respect to the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations and:

         (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules examined by us and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

         (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Guarantor for the three- month periods ended March 31, 1998 and March 31, 1999, the three- and six-month periods ended June 30, 1998 and June 30, 1999 and the three- and nine-month periods ended September 30, 1998 and September 30, 1999, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials") [, a reading of the latest available unaudited interim consolidated financial statements of the Guarantor],<F1> a reading of the minutes of all meetings of the stockholders and directors of the Guarantor and its subsidiaries and committees thereof since December 31 of the year covered by the latest available audited financial statements of the Guarantor, inquiries of certain officials of the Guarantor and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the three-month periods ended March 31, 1998 and March 31, 1999, the three- and six-month periods ended June 30, 1998 and June 30, 1999 and the three- and nine-month periods ended September 30, 1998 and September 30, 1999, and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                 (A) the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                 (B)      at [_________, 1999 and at]<F2> a specified
         date not more than five days prior to the date hereof, there was any change in the consolidated capital stock of the Guarantor and its subsidiaries, any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decrease in the consolidated net assets or total capitalization of the Guarantor and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for any changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

                 (C) for the period from [_________, 19__ to _________, 19__ and for the period from]<F3> _________, 19__
         to a specified date not more than five days prior to the date hereof, there was any decrease in total revenues, operating income or earnings applicable to common stock, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

         (iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus and a reading of the financial statements examined by us from which such data were derived, nothing came to our attention that caused us to believe that Selected Financial Data derived from such financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of
    Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements examined by us for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles;

         (iv) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

         [(v)    based upon the procedures set forth in clause (ii)
    above, a reading of the latest available unaudited financial statements of the Guarantor that have not been included or incorporated by reference in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 71, nothing came to our attention that caused us to believe that the unaudited amounts for ________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited amounts were not determined on a basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;]<F4>

         (vi) we are unable to and do not express any opinion on the Pro Forma Combined Balance Sheet and Statement of Operations (collectively, the "Pro Forma Statements"), if any, included or incorporated by reference in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; however, for purposes of this letter we have:

                 (A)      read the Pro Forma Statements;

                 (B) performed an audit or a review in accordance with SAS 71, as applicable, of the financial statements to which the pro forma adjustments were applied;

                 (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                 (D) proved the arithmetic accuracy of the appli-cation of the pro forma adjustments to the historical amounts in the Pro Forma Statements; and

    on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

         (vii) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information included or incorporated by reference in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                                                                EXHIBIT E

                       FORM OF ACCOUNTANT'S LETTER
                         PURSUANT TO SECTION 5(e)

We are independent public accountants with respect to the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations and:

         (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules examined by us and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

         (ii) based upon a reading of the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus and a reading of the financial statements examined by us from which such data were derived, nothing came to our attention that caused us to believe that Selected Financial Data derived from such financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements examined by us for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles; and

         (iii) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.

____________________
[FN]
<F1>     Include if the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

<F2>     If the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, include and insert the date of the latest available financial statements of the Company.

<F3>     If the latest available unaudited financial statements are more recent than the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, include and insert the period from the end of the period of the unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus to the date of the latest available financial statements of the Company. Even if this first period is applicable, the second period should run from the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus, not from the latest available financial statements of the Company.

<F4>     This language should be included when the Registration Statement and the Prospectus include earnings or other data for a period after the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus. The blank should be filled in with a description of the financial statement item(s) included.




















                                   -2-